UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2023

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGHQ	*

*	On May 18, 2022, Nasdaq Stock Market LLC filed a Form 25 delisting and deregistering the shares of common stock, par value $0.001 per share, of GWG Holdings, Inc. from The Nasdaq Stock Market, which became effective ten days after the filing of the Form 25. GWG Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on April 29, 2022 under the symbol GWGHQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, GWG Holdings, Inc. (the “Company”) and certain of its subsidiaries have filed a voluntary petition for reorganization under chapter 11 of title 11 of the U.S. Code in the Bankruptcy Court (the “Court”) for the Southern District of Texas (the “Chapter 11 Cases”). On May 15, 2023, the Company issued a press release announcing that it has formally commenced a solicitation of votes for a plan of reorganization (the “Plan”) in connection with the Chapter 11 Cases. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Important Information About the Proposed Plan and Where to Find It

In connection with the proposed Plan, the Company has filed a Disclosure Statement, the Plan and a Summary of Treatment for Bondholders with the Court. The Disclosure Statement and other relevant documents have been sent or given to creditors of the Company as of the record date established for voting on the proposed Plan and contain important information about the proposed Plan and related matters. Stakeholders of the Company and other interested persons are advised to read the Disclosure Statement, the Plan and the Summary Treatment for Bondholders, in connection with the Company’s solicitation of votes for the approval of the proposed Plan because these documents contain important information about the Company and the proposed Plan. The Plan, the Disclosure Statement, the Summary of Treatment for Bondholders as well as related pleadings are available free of charge online at: https://www.donlinrecano.com/Clients/gwg/Static/ConfirmationDocuments.

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Donlin Recano & Company, at their website at https://www.donlinrecano.com/gwg, or by calling 1 (888) 508-2507 (toll-free) or by email at gwginfo@donlinrecano.com.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated May 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: May 15, 2023	By:	/s/ Michael A. Tucker
	Name:	Michael A. Tucker
	Title:	Chief Financial Officer

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